Henderson Global Investors

Henderson Global Funds

PROSPECTUS

Class W Shares
March 27, 2009
as supplemented August 31, 2009



European Focus Fund (HFEWX)
Global Equity Income Fund (HFQWX)
Global Technology Fund (HFGWX)
International Opportunities Fund (HFOWX)

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HENDERSON EUROPEAN FOCUS FUND                                    MARCH 27, 2009
HENDERSON GLOBAL EQUITY INCOME FUND                             AS SUPPLEMENTED
HENDERSON GLOBAL TECHNOLOGY FUND                                AUGUST 31, 2009
HENDERSON INTERNATIONAL OPPORTUNITIES FUND                       CLASS W SHARES
PROSPECTUS











THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVES, STRATEGIES AND RISKS OF THE HENDERSON EUROPEAN FOCUS FUND, THE HENDERSON GLOBAL EQUITY INCOME FUND, THE HENDERSON GLOBAL TECHNOLOGY FUND, AND THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND (EACH, A "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN THEM. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE HENDERSON EUROPEAN FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF EUROPEAN COMPANIES. THE HENDERSON GLOBAL EQUITY INCOME FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH OF CAPITAL. THE HENDERSON GLOBAL TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF TECHNOLOGY-RELATED COMPANIES. THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN EQUITIES OF NON-US COMPANIES. EACH FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.

AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

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TABLE OF CONTENTS
FUND SUMMARIES
      HENDERSON EUROPEAN FOCUS FUND ........................................   4
      HENDERSON GLOBAL EQUITY INCOME FUND ..................................   6
      HENDERSON GLOBAL TECHNOLOGY FUND .....................................   8
      HENDERSON INTERNATIONAL OPPORTUNITIES FUND ...........................  10
PERFORMANCE INFORMATION ....................................................  12
FEES AND EXPENSES SUMMARY ..................................................  15
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ...............  17
MANAGEMENT OF THE FUNDS ....................................................  21
DESCRIPTION OF SHARE CLASS .................................................  23
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ................................  24
OTHER INFORMATION ..........................................................  26
FINANCIAL HIGHLIGHTS .......................................................  30
BACK COVER FOR ADDITIONAL INFORMATION ......................................  34


                                                                               3
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HENDERSON EUROPEAN FOCUS FUND

INVESTMENT OBJECTIVE

The European Focus Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe

     o    50% or more of its assets are located in Europe

     o    50% or more of its revenues are derived from Europe

The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular invest ment factors in Europe that are expected to drive stock prices. The manager will invest in both "growth" stocks that the managers believe are reasonably priced and "value" stocks that are, in the managers' opinion, under-valued.

Companies are evaluated using a broad range of criteria, including:

     o    a company's financial strength

     o    competitive position in its industry

     o    projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland. Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the manager will consider:

     o the condition and growth potential of the various economies, industry sectors and securities markets

     o    expected levels of inflation

     o    government policies influencing business conditions

     o    currency and taxation factors

     o    other financial, social and political factors

that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when in the manager's opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o GEOGRAPHIC FOCUS RISK. The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different



--------------------------------------------------------------------------------
   THE EUROPEAN FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF EUROPEAN COMPANIES.
--------------------------------------------------------------------------------


4

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                                                   HENDERSON EUROPEAN FOCUS FUND


          countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe.

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.


You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The EUROPEAN FOCUS FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to the European markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income


                                                                               5

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HENDERSON GLOBAL EQUITY INCOME FUND


INVESTMENT OBJECTIVE

The Global Equity Income Fund's investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund expects to invest primarily in non-US issuers, and has no specific policy on the number of different countries in which it will invest.

In selecting investments, the managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in preferred stocks, the Fund expects to invest in preferred stocks that are rated investment grade as well as in unrated preferred stocks. For its investments in common stocks, the Fund seeks to invest in securities that the managers believe have the potential for growth of income and capital over time. The managers may shift the Fund's assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including lower-quality securities commonly referred to as "junk bonds"), derivatives and equity real estate investment trusts (REITS).

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization "value" stocks with a market capitalization greater than $1 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long-term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered "growth" stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that has declared its dividend to purchase another stock that is about to pay a dividend. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund currently invests in U.S. and non-U.S. issuers and may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the managers' ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when in the managers' opinion there is a risk of significant deterioration in the company's fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers' opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund's dividend capture trading strategy.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund's dividend capture strategy may increase the rate of portfolio turnover. The Fund's portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.


--------------------------------------------------------------------------------
     THE GLOBAL EQUITY INCOME FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

6

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                                             HENDERSON GLOBAL EQUITY INCOME FUND


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EQUITY INCOME FUND may be an appropriate investment for you if you:

     o    seek dividend income

     o    seek to grow your capital over the long-term

     o    are looking for exposure to global markets

     o are willing to accept higher risks in exchange for the potential for long-term growth

     o    want a professionally managed portfolio


                                                                               7

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HENDERSON GLOBAL TECHNOLOGY FUND


INVESTMENT OBJECTIVE

The Global Technology Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund's portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest. The Fund currently invests in U.S. and non-U.S. issuers and may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective.

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that have a more proven track record. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic regions. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the managers' opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest in smaller and less seasoned companies. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o TECHNOLOGY-RELATED COMPANIES RISK. The risk that the Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.


--------------------------------------------------------------------------------
     THE GLOBAL TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF TECHNOLOGY-RELATED COMPANIES.
--------------------------------------------------------------------------------


8

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                                                HENDERSON GLOBAL TECHNOLOGY FUND


     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller and less seasoned companies, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL TECHNOLOGY FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to US and international technology markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON INTERNATIONAL OPPORTUNITIES FUND


INVESTMENT OBJECTIVE

The International Opportunities Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

     o    50% or more of its assets are located in a country other than the US

     o    50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly,


--------------------------------------------------------------------------------
   THE INTERNATIONAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF NON-US COMPANIES.
--------------------------------------------------------------------------------

                                      HENDERSON INTERNATIONAL OPPORTUNITIES FUND


          which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL OPPORTUNITIES FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to international markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

PERFORMANCE INFORMATION


The bar charts and tables that follow provide some indication of the risk of investing in the Funds, by showing how each Fund's performance has varied over time. For each Fund with annual returns for at least one calendar year, the bar chart shows the Fund's performance for each calendar year since its inception. The table shows how those Funds' average annual total returns compare to those of a broad-based securities market index and, for the Global Technology Fund, an additional index that more closely reflects the stocks in which the Fund invests.

Because Class W shares do not have any performance history, the annual returns in the bar charts, the best and worst quarter returns and the average annual total return charts are those of each Fund's Class A shares, which are not offered in this prospectus. The annual returns in the bar chart are for each Fund's Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a sales charge or a distribution fee. Please see the section entitled "Fees and Expenses Summary."

Average annual returns in the tables below the bar charts reflect the imposition of the maximum front end sales charge. After-tax returns are calculated using the highest historical marginal individual US federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through qualified tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Class A shares; Class W shares of the Funds will vary from those shown.

When you consider this information, please remember that a Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



EUROPEAN FOCUS FUND - CLASS A
TOTAL RETURN (%)
per calendar year


Bar Chart:
2002      2.24
2003     61.90
2004     37.60
2005     14.18
2006     40.69
2007     12.70
2008    (56.60)


Best Quarter:                       28.26%     6/30/03 (quarter ended)
Worst Quarter:                     (32.08)%    9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2008
------------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR %        5 YEAR %  SINCE INCEPTION (1)
------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                        (58.72)          0.56            10.54
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        (59.42)         (1.37)            8.85
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                (36.56)          0.65             9.31
------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index(2) (reflects no deductions for fees, expenses or taxes)  (46.08)          2.03             3.08
------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A shares is August 31, 2001.

(2) The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets.

                                                         PERFORMANCE INFORMATION

GLOBAL EQUITY INCOME FUND - CLASS A
TOTAL RETURN (%)
per calendar year



Bar Chart:
2007     13.72
2008    (33.21)


Best Quarter:                        6.73%     6/30/07 (quarter ended)
Worst Quarter:                     (12.34)%    9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2008
------------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR %                  SINCE INCEPTION (1)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                        (37.03)                         (13.86)
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        (37.41)                         (14.39)
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                (22.39)                         (10.86)
------------------------------------------------------------------------------------------------------------------------
MSCI World Index (2) (reflects no deduction for fees, expenses or taxes)   (40.33)                         (17.65)
------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A shares is November 30, 2006.

(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.



GLOBAL TECHNOLOGY FUND - CLASS A
TOTAL RETURN (%)
per calendar year


Bar Chart:
2002    (37.33)
2003     62.43
2004     13.84
2005      7.75
2006     10.36
2007     22.92
2008    (43.30)


Best Quarter:                       28.09%     6/30/03 (quarter ended)
Worst Quarter:                     (27.27)%    9/30/02 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2008
-------------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR %        5 YEAR %  SINCE INCEPTION (1)%
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                        (46.57)         (2.32)           (0.01)
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        (46.57)         (2.71)           (0.34)
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                (30.27)         (2.06)           (0.12)
-------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index(2) (reflects no deductions for fees, expenses or taxes)   (37.00)         (2.19)           (1.23)
-------------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index(2) (reflects no deductions for fees,
   expenses or taxes)                                                      (44.45)         (5.17)           (3.27)
-------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A shares is August 31, 2001.

(2) The S&P 500(R) Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World IT Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets. The index is comprised of 48 developed and emerging market indices.

PERFORMANCE INFORMATION

INTERNATIONAL OPPORTUNITIES FUND - CLASS A
TOTAL RETURN (%)
per calendar year


Bar Chart:
2002    (11.27)
2003     44.17
2004     20.23
2005     16.48
2006     28.03
2007     18.38
2008    (39.89)


Best Quarter:                       23.22%     6/30/03 (quarter ended)
Worst Quarter:                     (20.05)%    9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2008
-------------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR %        5 YEAR %  SINCE INCEPTION (1)%
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                        (43.34)          3.76             8.27
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        (43.22)          2.90             7.56
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                (27.69)          3.16             7.14
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(2) (reflects no deductions for fees, expenses or taxes)    (43.06)          2.10             3.12
-------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A shares is August 31, 2001.

(2) The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets.

FEES AND EXPENSES SUMMARY

The following tables show the different fees and expenses that you may pay if you buy and hold Class W shares of the Funds. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)
--------------------------------------------------------------------------------
                                                         CLASS W
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of the Offering Price)     None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of the Offering Price)               None
--------------------------------------------------------------------------------
Redemption Fee
    (as a percentage of amount redeemed)                  None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS) As a percentage of average net assets

EUROPEAN FOCUS FUND
--------------------------------------------------------------------------------
                                                        CLASS W
--------------------------------------------------------------------------------
Management Fees (b)                                      0.95%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    None
--------------------------------------------------------------------------------
Other Expenses (c)(d)                                    0.26%
--------------------------------------------------------------------------------
    Total Operating Expenses(**)                         1.21%
--------------------------------------------------------------------------------

GLOBAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
                                                        CLASS W
--------------------------------------------------------------------------------
Management Fees (b) (*)                                  0.85%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    None
--------------------------------------------------------------------------------
Other Expenses (c)(d)                                    0.29%
--------------------------------------------------------------------------------
    Total Operating Expenses (f) (**)                    1.14%
--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                        CLASS W
--------------------------------------------------------------------------------
Management Fees (b)                                      1.00%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    None
--------------------------------------------------------------------------------
Other Expenses (d)                                       0.32%
--------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated
    indirect expenses of underlying funds) (e)           0.01%
--------------------------------------------------------------------------------
    Total Operating Expenses(**)                         1.33%
--------------------------------------------------------------------------------

FEES AND EXPENSES SUMMARY

INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                                                         CLASS W
--------------------------------------------------------------------------------
Management Fees (b)                                      0.99%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    None
--------------------------------------------------------------------------------
Other Expenses (d)                                       0.21%
--------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated)
  indirect expenses of underlying funds) (e)             0.02%
--------------------------------------------------------------------------------
    Total Operating Expenses(**)                         1.22%
--------------------------------------------------------------------------------

(a) You may be charged a fee by your broker or agent if you effect transactions in Fund shares through a broker or agent.

(b) Management fee rates will decrease at certain levels of increased assets. Please see "Management of the Funds" for the breakpoints for the management fees.

(c) Includes the Fund's share of the fees and expenses of any other fund in which the Fund invested. These fees and expenses were less than 0.01% of the average net assets of the Fund.

(d)  Other Expenses are based on estimated amounts for the current fiscal year.

(e) Acquired Fund Operating Expenses includes the Fund's share of the fees and expenses of any other fund in which the Fund invested.

(f) The Funds' adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Funds to the extent necessary to limit total annual operating expenses, less distribution and service fees, to 1.75% of a Fund's average daily net assets for the European Focus Fund, Global Technology Fund and International Opportunities Fund, and 1.15% for the Global Equity Income Fund. This waiver will remain in effect through July 31, 2020 for each Fund. The Funds' Expense Limitation Agreement shall terminate either upon the termination of the Advisory Agreement or on July 31, 2020. The adviser may recover expenses reimbursed through November 30, 2009 for the Global Equity Income Fund, if the Fund's expense ratio including the recovered expenses falls below the expense limitation.

(*) Management Fees has been restated to reflect a change in the management fee rate effective July 1, 2009.

(**) Except as otherwise noted, the information in the table is based on amounts incurred during the Fund's most recent fiscal year. The Fund's annual operating expenses will likely vary from year to year. It is important for you to understand that a decline in the Fund's average net assets during the current fiscal year due to recent market volatility or other factors could cause the Fund's expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

EXAMPLE OF EXPENSES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

     o you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods

     o your investment has a 5% return each year and dividends and other distributions are reinvested

     o each Fund's operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods

Based upon these assumptions*:
                            If you sell your shares,                     If you don't sell your shares,
                              your costs would be:                            your costs would be:

EUROPEAN FOCUS FUND
------------------------------------------------------------------------------------------------------------------------
                      1-Year     3-Year    5-Year   10-Year            1-Year   3-Year      5-Year  10-Year
------------------------------------------------------------------------------------------------------------------------
    Class W             123       384       666      1,471              123       384        666     1,471
------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                      1-Year     3-Year    5-Year   10-Year            1-Year   3-Year      5-Year  10-Year
------------------------------------------------------------------------------------------------------------------------
    Class W             116       363       629      1,391              116       363        629     1,391
------------------------------------------------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------
                      1-Year     3-Year    5-Year   10-Year            1-Year   3-Year      5-Year  10-Year
------------------------------------------------------------------------------------------------------------------------
    Class W             135       422       730      1,606              135       422        730     1,606
------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------
                      1-Year     3-Year    5-Year   10-Year            1-Year   3-Year      5-Year  10-Year
------------------------------------------------------------------------------------------------------------------------
    Class W             124       388       671      1,482              124       388        671     1,482
------------------------------------------------------------------------------------------------------------------------

* The expense examples above assume that the Adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2020.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES


ALL FUNDS:

TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. A Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to a Fund's primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund's ability to meet its investment objective.

DERIVATIVES. The Funds may use derivatives including forwards, options, contracts for differences, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index. To the extent a Fund purchases derivatives, they will typically be used for hedging purposes; however, the Global Equity Income Fund may enter into futures contracts for non-hedging purposes to enhance potential gain. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Funds, than investing directly in securities.

INVESTMENT RISKS


ALL FUNDS:

     o COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

          The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

          Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.

          DERIVATIVES RISK. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

          Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

          In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund's assets are committed to derivatives in general or are invested in a few types of derivatives.

     o FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

          o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

               may be affected by changes in exchange rates between foreign currencies and the US dollar.

          o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

          o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

          o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US.

          o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund's foreign investments.

          o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

          o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

          o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund's foreign investments, as described in the statement of additional information (SAI).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

DEFENSIVE INVESTMENT STRATEGIES. In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund's defensive investment position may not be effective in protecting its value.

SECURITIES LOANS. The Funds may make secured loans of their portfolio securities amounting to not more than 331/3% of their total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


Funds retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Funds may also call such loans in order to sell the securities involved.

IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund's distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.

GLOBAL EQUITY INCOME FUND:

     REIT RISK. The Global Equity Income Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

     INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce the Fund's income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security's duration and reduce the value of the debt security. This is known as extension risk.

     CREDIT/DEFAULT RISK. The risk that one or more debt securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

     HIGH YIELD SECURITIES RISK. High yield securities (including lower-quality securities, commonly referred to as "junk bonds") are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating eco nomic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

     ISSUER RISK. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

     LIQUIDITY RISK. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

     INFLATION RISK. The risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money.

     REINVESTMENT RISK. Income from the Fund's portfolio will decline if and when the Fund invests

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


     the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio's current earnings rate.

     ZERO-COUPON BONDS RISK. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.

     OVERWEIGHTING IN CERTAIN MARKET SECTORS RISK. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the managers' perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

     CHANGES IN POLICIES. The Funds' Trustees may change a Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) European Focus Fund's policy to invest at least 80% of its net assets in equity securities of European companies and (ii) Global Technology Fund's policy to invest at least 80% of its net assets in equity securities of technology-related companies, the Funds will give shareholders at least 60 days notice of any change to these policies.

     ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds' SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds' SAI includes a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND SUBADVISER

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as "the Adviser," is the Funds' investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, referred to herein as "Henderson," is the subadviser for the Funds. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

The Adviser provides services and facilities to the Funds. For the most recent fiscal year, each Fund paid the Adviser a monthly fee at an annual rate of each Fund's average net assets as set forth below:

    European Focus Fund
               1.00% for the first $500 million;
               0.90% for the next $1 billion; and
               0.85% for the balance thereafter.
    Global Equity Income Fund
               0.85% for the first $1 billion;
               0.65% for the next $1 billion;
               and 0.60% for the balance thereafter.
    Global Technology Fund
               1.00% for the first $500 million;
               0.95% for the next $500 million; and
               0.90% for the balance thereafter.
    International Opportunities Fund
               1.10% for the first $1 billion;
               0.95% for the next $1 billion; and
               0.85% for the balance thereafter.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for all of the Funds is available in the Funds' Annual Report dated July 31, 2008.

PORTFOLIO MANAGERS

EUROPEAN FOCUS FUND

Stephen Peak, Head of Henderson's European specialist equities team (since
1998), is the lead portfolio manager for the Fund. Mr. Peak joined Henderson Global Investors in 1986 and has more than 25 years of experience in investment management and research. Mr. Peak manages several European equity funds and is supported by a team of regional and sector specialists. Mr. Peak has been the Fund's portfolio manager since its inception.

GLOBAL EQUITY INCOME FUND

Alex Crooke is Director of Value and Income. He joined Henderson in 1994 as Associate Director of Investment Trusts. Mr. Crooke has over 15 years of investment industry experience.

Job Curtis is Director of Value and Income. He joined Touche Remnant Investment Management as a Portfolio Manager in 1987, which was subsequently purchased by Henderson Global Investors in 1992. Mr. Curtis has over 20 years of investment management experience.

GLOBAL TECHNOLOGY FUND

Ian Warmerdam is the portfolio manager for the Fund. Mr. Warmerdam joined Henderson Global Investors as Fund Manager, Technology Investment in 2001. Previously, Mr. Warmerdam was an Investment Manager at Scottish Widows Investment Partnership (2000-2001) and was a U.S. equity investment analyst at Scottish Life (1996-2000). Mr. Warmerdam is a Co-Head of Technology at Henderson Global Investors.

Stuart O'Gorman provides advice on the Fund to Mr. Warmerdam. Mr. O'Gorman joined Henderson Global Investors as Co-Head of Technology in 2001. Prior to joining Henderson, Mr. O'Gorman was employed by Scottish Equitable Asset Management where he co-managed the Scottish Equitable Technology Fund (1999-2000) and served as an investment analyst (1996-1999).

INTERNATIONAL OPPORTUNITIES FUND

The Fund is managed by a team of portfolio managers.
Iain Clark, the Fund's asset allocation strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund's assets among countries, regions and sectors. Individual members of the team manage the Fund's investments in specific countries, regions and sectors as outlined below.

MANAGEMENT OF THE FUNDS


Asset Allocation Strategists - Iain Clark is the Chief Investment Officer of Henderson. Mr. Clark joined Henderson Global Investors in 1985 and has over 30 years of investment management experience. Mr. Clark was also Chief Investment Officer of Seligman Henderson (1992 to 2000). Mr. Clark has managed several funds for Henderson Global Investors.

Bill McQuaker is Director of Multi-Manager Investments at Henderson Global Investors. He joined the firm in 2005 to head the Multi-Manager team, following an extensive career in investment banking at Credit Suisse First Boston and at Natwest Securities. Mr. McQuaker has over 20 years of experience in the investment management industry.

Europe - Stephen Peak has managed a European portion of the International Opportunities Fund since the Fund's inception. Mr. Peak's biography is included in the European Focus Fund's Portfolio Manager description above.

Global Technology - Ian Warmerdam and Stuart O'Gorman have been members of the Fund's investment management team since its inception. Their biographies are included in the Global Technology Fund's Portfolio Managers descriptions above.

Europe - Tim Stevenson is Director, European Equities (since 1991). Mr. Stevenson joined Henderson Global Investors in 1986 and was appointed Fund manager, Europe with responsibility for overseas clients. He has over 22 years of investment industry experience and manages several funds for Henderson Global Investors. Mr. Stevenson has been a member of the Fund's management team since 2002.

Japan - Michael Wood-Martin is the portfolio manager of the Japanese sub-portfolio of the Fund. Mr. Wood-Martin has 21 years of experience in the investment field and has spent the majority of his investment career specializing in Japanese equities. Mr. Wood-Martin began his investment career at Henderson Global Investors in 1987. He became a Japanese Fund manager in 1991, at which time he moved to Tokyo to work in the Henderson Japan office. He returned to the London office in 1995 and has been involved in running active Japanese equity portfolios since.

Asia Pacific - Andrew Mattock and Michael Kerley are the co-portfolio managers of the Asia Pacific sector. Mr. Mattock is a Fund Manager at Henderson Global Investors and joined the firm in 1999. He joined the Asian ex Japan team in 2000 and then transferred to the Singapore office in 2005. Mr. Mattock has over 10 years of experience in the financial industry.

Michael Kerley joined Henderson Global Investors in 2004 as a Fund Manager on the Pacific Equities team. Previously, Mr. Kerley was Director of Pacific Basin Equities at ISIS Asset Management Limited (2003-2004), and prior to that was a Fund Manager of Global Equities and then Emerging Market Equities at Invesco Asset Management (1994-2003). He began his career at Invesco in 1985 and has more than 21 years of investment management experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

DESCRIPTION OF SHARE CLASS

The Fund offers Class W shares through this Prospectus. These shares are offered to investors whose accounts are held through certain financial intermediaries offering fee-based or wrap fee programs. The financial intermediary must have an agreement with the Adviser or Distributor specific to Class W shares. Class W shares are also offered to registered management investment companies that have an agreement with the Adviser or Distributor. Class A, Class B, Class C and Class R shares are offered through a separate prospectus. Here is a summary of Class W shares:

CLASS W SHARES

     o no front end sales charge. All your money goes to work for you right away

     o lower annual expenses than Class A, Class B, Class C and Class R shares

     o    no contingent deferred sales charge

     o    shares do not automatically convert to another Class

Each investor's financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

     o    how long you expect to own the shares

     o    how much you intend to invest

     o total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

     o    whether you plan to take any distributions in the near future

     o    availability of share Classes

     o    how share Classes affect payments to your financial adviser

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

CONVERSION FEATURE

You may be able to convert your shares of a different share class of the same Fund to Class W shares provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable contingent deferred sales charge (CDSC) period has expired. Your Class W shares of a Fund may also be converted to Class A shares of the same Fund or may be redeemed if you cease to satisfy the Class W share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You must contact your financial intermediary to purchase or redeem Class W shares. The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

INITIAL PURCHASE

Investment Minimums:
--------------------------------------------------------------------------------
                                                  MINIMUM TO OPEN        MINIMUM
TYPE OF ACCOUNT                                      AN ACCOUNT          BALANCE
--------------------------------------------------------------------------------
Regular                                                  $500             $500
--------------------------------------------------------------------------------
Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account.

US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

You can exchange your Class W shares for Class W shares of other Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Under certain circumstances, you may be able to exchange your Class W shares for Class A shares of other funds that do not offer Class W shares. Class A shares are offered through a separate Prospectus. Please consult your financial intermediary to determine what options are available to you. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase.

OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under "Other Considerations--Right to Reject or Restrict Purchase and Exchange Orders," the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Funds' Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund's investments when appropriate (see "Other Information - Pricing of Fund Shares" below).

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds' consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds' ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

Your financial adviser may charge service fees for handling redemption transactions.

You are permitted to make exchanges between the Class W shares of the Funds; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

IN-KIND DISTRIBUTIONS. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund's net assets, whichever is less.

OTHER INFORMATION


PRICING OF FUND SHARES

The price of Class W shares of a Fund is based on its NAV. The NAV of Class W shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company's holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund's NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds' fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its Class W shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Funds' securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem its shares.

DISTRIBUTIONS

Each Fund (except the Global Equity Income Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

The Global Equity Income Fund intends to declare dividends of all or a portion of its net investment income monthly to shareholders. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the

                                                               OTHER INFORMATION


Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still attempt to comply with Subchapter M of the Code.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as "undeliverable" or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

TAXABILITY OF DISTRIBUTIONS. As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class W shares will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%, regardless of how long you have held shares of the Fund. Distributions designated as "qualified dividend income" will generally be taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Dividends paid in January may be taxable as if they had been paid to shareholders in the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as "qualified dividend income."

Fund distributions will reduce a Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under "Fund Summaries-Principal Risks of Investing in the Fund," high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

WITHHOLDING. Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

OTHER INFORMATION


TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

UNIQUE NATURE OF FUNDS

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds' portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds' annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

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                                                                              29

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Class A Fund share, which are not offered in this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). Financial results for Class W shares would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a sales charge or a distribution fee. The information has been audited by Ernst &Young LLP, independent registered public accounting firm. The independent registered public accounting firm's report, along with each Fund's financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).


For a Share Outstanding Throughout the Periods Indicated

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                 -------------------------------------------    ----------------------------------------------------


                                                       NET                          DIVIDENDS  DISTRIBUTIONS
                        NET ASSET       NET        REALIZED AND        TOTAL          FROM       FROM NET
                         VALUE,     INVESTMENT   UNREALIZED GAIN        FROM          NET        REALIZED      RETURN
                        BEGINNING     INCOME         (LOSS) ON       INVESTMENT    INVESTMENT    CAPITAL         OF         TOTAL
                        OF PERIOD   (LOSS) (b)      INVESTMENTS      OPERATIONS      INCOME        GAINS      CAPITAL  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08       $37.04        0.28           (4.64)           (4.36)        (0.87)       (3.25)        0.00        (4.12)
Year Ended 7/31/07        29.36        0.13           10.19            10.32          0.00        (2.64)        0.00        (2.64)
Year Ended 7/31/06        25.30        0.12            5.54             5.66          0.00        (1.60)        0.00        (1.60)
Year Ended 7/31/05        20.88        0.04            6.76             6.80          0.00        (2.38)        0.00        (2.38)
Year Ended 7/31/04        15.47       (0.01)           6.30             6.29         (0.06)       (0.82)        0.00        (0.88)

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08       $10.65        0.89           (1.88)           (0.99)        (0.78)       (0.03)        0.00        (0.81)
Period Ended 7/31/07 (a)  10.00        0.83            0.25             1.08         (0.43)        0.00         0.00        (0.43)

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08       $16.43       (0.13)          (2.15)           (2.28)         0.00        (0.18)       (0.09)       (0.27)
Year Ended 7/31/07        12.19       (0.17)           4.41             4.24          0.00         0.00         0.00         0.00
Year Ended 7/31/06        11.68       (0.19)           0.87             0.68          0.00        (0.17)        0.00        (0.17)
Year Ended 7/31/05        10.54       (0.14)           1.91             1.77          0.00        (0.63)        0.00        (0.63)
Year Ended 7/31/04         9.56       (0.20)           1.18             0.98          0.00         0.00         0.00         0.00

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08       $26.91        0.19           (2.63)           (2.44)         0.00        (2.36)        0.00        (2.36)
Year Ended 7/31/07        21.52        0.02            6.43             6.45         (0.04)       (1.02)        0.00        (1.06)
Year Ended 7/31/06        17.77        0.14            4.36             4.50          0.00        (0.75)        0.00        (0.75)
Year Ended 7/31/05        14.94        0.00(*)         3.08             3.08          0.00        (0.25)        0.00        (0.25)
Year Ended 7/31/04        11.99       (0.10)           3.22             3.12          0.00        (0.17)        0.00        (0.17)

(a) The Henderson Global Equity Income Fund commenced operations on November 30, 2006.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charges. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(*)  Amount represents less than $0.01.

                                                            FINANCIAL HIGHLIGHTS

                                                                                  RATIOS TO AVERAGE NET ASSETS:
                                                                       --------------------------------------------------
                                                                                                      ANNUALIZED RATIO OF
                                                                       ANNUALIZED      ANNUALIZED     OPERATING EXPENSES
                                                                        RATIO OF        RATIO OF        TO AVERAGE NET
                                     NET ASSET            NET ASSETS,   OPERATING    NET INVESTMENT     ASSETS WITHOUT
                                      VALUE,                END OF     EXPENSES TO   INCOME/(LOSS)      WAIVERS AND/OR     PORTFOLIO
                         REDEMPTION   END OF      TOTAL     PERIOD      AVERAGE        TO AVERAGE          EXPENSES        TURNOVER
                            FEES      PERIOD   RETURN (c)    (000)     NET ASSETS      NET ASSETS         REIMBURSED         RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08          0.01      $28.57    (13.28)%    $719,752      1.46%           0.85%              1.49%            70%
Year Ended 7/31/07          0.00       37.04     36.52     1,010,786      1.53            0.39               1.53             61
Year Ended 7/31/06          0.00       29.36     23.72       368,593      1.59            0.44               1.59             64
Year Ended 7/31/05          0.00       25.30     34.43       182,831      2.00            0.18               1.73             51
Year Ended 7/31/04          0.00       20.88     41.89        79,459      2.00           (0.04)              2.15             88

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08          0.00(*)   $ 8.85     (9.99)%    $189,490      1.40%           8.83%              1.44%           155%
Period Ended 7/31/07 (a)    0.00       10.65     10.68        94,377      1.40           11.36               1.85            100

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08          0.00(*)   $13.88    (14.22)%    $123,129      1.57%          (0.80)%             1.57%           196%
Year Ended 7/31/07          0.00       16.43     34.78        60,329      1.87           (1.14)              1.87            129
Year Ended 7/31/06          0.00       12.19      5.83        24,685      1.99           (1.41)              2.50            159
Year Ended 7/31/05          0.00       11.68     16.90         3,331      2.00           (1.26)              6.58            164
Year Ended 7/31/04          0.00       10.54     10.25         1,371      2.00           (1.75)              7.01            234

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
OPPORTUNITIES
CLASS A
Year Ended 7/31/08          0.00(*)   $22.11    (10.54)%  $2,811,488      1.45%           0.75%              1.45%            83%
Year Ended 7/31/07          0.00       26.91     30.69     2,166,598      1.56            0.07               1.56             79
Year Ended 7/31/06          0.00       21.52     25.98     1,007,241      1.66            0.68               1.66            100
Year Ended 7/31/05          0.00       17.77     20.77       332,370      2.00           (0.01)              1.84             79
Year Ended 7/31/04          0.00       14.94     26.15       104,255      2.00           (0.68)              2.21            132

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                                                                              33

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON
(or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391


BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You may also find more information about the Funds on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov



SEC file number: 811-10399

Mutual funds are advised by:

Henderson Global Investors (North America) Inc.
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com